Fixed Assets - Schedule of Fixed Assets (Details) (10-K) - John Keeler & Co., Inc. [Member] - USD ($)	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Total		$ 359,752	$ 326,261
Less: Accumulated depreciation and amortization		(213,256)	(150,856)
Fixed assets, net	$ 106,213	146,496	175,405
Computer Equipment [Member]
Total		22,924	18,303
Warehouse and Refrigeration Equipment [Member]
Total		135,607	106,737
Leasehold Improvements [Member]
Total		26,600	26,600
Automobile [Member]
Total		$ 174,621	$ 174,621